UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 28, 2018 (November 27, 2018)

Altice USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State of Incorporation)

No. 001-38126	No. 38-3980194
(Commission	(IRS Employer
File Number)	Identification Number)

1 Court Square West
Long Island City, New York	11101
(Address of principal executive offices)	(Zip Code)

(516) 803-2300
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the combination of Altice USA, Inc.’s (“Altice USA”) Suddenlink and Optimum businesses under a single credit silo (the “Combination”), the following agreements were entered into on November 27, 2018:

In connection with the Combination, CSC Holdings, LLC (“CSC”), an indirect, wholly owned subsidiary of Altice USA, issued $1,095,825,000 aggregate principal amount of its 5.375% senior guaranteed notes due 2023 and $1,498,806,000 aggregate principal amount of its 5.500% senior guaranteed notes due 2026 pursuant to an indenture, dated November 27, 2018, (the “Combination Date Senior Guaranteed Notes Indenture”), between CSC, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, in exchange for the 5.375% senior secured notes due 2023 and 5.500% senior secured notes due 2026, originally issued by Altice US Finance I Corporation under indentures dated October 18, 2018 (incorporated herein by reference to Exhibit 4.5 and Exhibit 4.6, respectively, to Altice USA’s Current Report on Form 8-K, filed on October 19, 2018). A copy of the Combination Date Senior Guaranteed Note Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Combination, CSC issued $744,821,000 aggregate principal amount of its 5.125% senior notes due 2021, $495,941,000 aggregate principal amount of its 5.125% senior notes due 2021, $617,881,000 aggregate principal amount of its 7.750% senior notes due 2025 and $1,045,882,000 aggregate principal amount of its 7.500% senior notes due 2028 pursuant to an indenture, dated November 27, 2018, (the “Combination Date Senior Notes Indenture”), between CSC and Deutsche Bank Trust Company Americas, as trustee, in exchange for the 5.125% senior notes due 2021, the 5.125% senior notes due 2021, the 7.750% senior notes due 2025 and the 7.500% senior notes due 2028, originally issued by Cequel Communications Holdings I, LLC (“CCHI”) and Cequel Capital Corporation under indentures dated October 18, 2018 (incorporated herein by reference to Exhibit 4.7, Exhibit 4.8, Exhibit 4.9 and Exhibit 4.10, respectively, to Altice USA’s Current Report on Form 8-K, filed on October 19, 2018). A copy of the Combination Date Senior Notes Indenture is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Combination, CSC entered into supplemental indentures to (i) an indenture, dated as of October 9, 2015 (as amended, supplemented, waived or otherwise modified, the “2015 Senior Guaranteed Notes Indenture”) between CSC, as successor by merger to Neptune Finco Corp., and Deutsche Bank Trust Company Americas, as trustee, relating to CSC’s 6.625% Senior Guaranteed Notes due 2025, (ii) an indenture, dated as of September 23, 2016 (as amended, supplemented, waived or otherwise modified, the “2016 Senior Guaranteed Notes Indenture”) between CSC and Deutsche Bank Trust Company Americas, as trustee, relating to CSC’s 5.500% Senior Guaranteed Notes due 2027 and (iii) an indenture, dated as of January 29, 2018 (as amended, supplemented, waived or otherwise modified, the “2018 Senior Guaranteed Notes Indenture”, and together with the 2015 Senior Guaranteed Notes Indenture and the 2016 Senior Guaranteed Notes Indenture, the “Guaranteed Notes Indentures”) between CSC and Deutsche Bank Trust Company Americas, as trustee, relating to CSC’s 5.375% Senior Guaranteed Notes due 2028 (collectively, the “CSC Supplemental Indentures”). The CSC Supplemental Indentures were entered into by and among CSC, the Additional Guarantors (as defined therein) and Deutsche Bank Trust Company Americas, as trustee, pursuant to which the Additional Guarantors acceded to the Guaranteed Notes Indentures and which are filed as Exhibit 4.3, Exhibit 4.4 and Exhibit 4.5, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Combination, the Additional Guarantors (as defined below) entered into a joinder agreement (the “Guaranty Joinder”) to the facility guaranty dated as of June 21, 2016 (as amended, supplemented, waived or otherwise modified, the “Facility Guaranty”) between, inter alios, CSC, as successor by merger to Neptune Finco Corp., and JPMorgan Chase Bank, N.A., as administrative agent in connection with the credit agreement dated as of October 9, 2015 (as amended, modified, supplemented or restated hereafter, the “Credit Agreement”), between, inter alios, CSC, as successor by merger to Neptune Finco Corp., the lenders party thereto and JPMorgan Chase Bank, N.A., as the administrative agent. The Guaranty Joinder was entered into by, inter alios, the Additional Guarantors (as defined in the Guaranty Joinder), pursuant to which the Additional Guarantors acceded to the Facility Guaranty and which is filed as Exhibit 4.6 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Combination, the Additional Pledgors (as defined below) entered into a joinder agreement (the “Pledge Joinder”) to the pledge agreement dated as of June 21, 2016 (as amended, supplemented, waived or otherwise modified, the “Pledge Agreement”) between inter alios, CSC, as successor by merger to Neptune Finco Corp., and JPMorgan Chase Bank, N.A., as security agent in connection with the Credit Agreement. The Pledge Joinder was entered into by, inter alios, the Additional Pledgors (as defined in the Pledge Joinder), pursuant to which the Additional Pledgors acceded to the Pledge Agreement and which is filed as Exhibit 4.7 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Combination, Cablevision Systems Corporation, a wholly owned subsidiary of Altice USA, assumed the rights and obligations of CCHI under CCHI’s existing indentures in an aggregate principal amount of $14.74 million.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 8.01                                           Other Events.

On November 27, 2018, Altice USA issued a press release announcing the combination of its Suddenlink and Optimum businesses under a single credit silo (the “Combination”).

A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Senior Guaranteed Notes Indenture, dated as of November 27, 2018, between, inter alios, CSC Holdings, LLC, as Issuer and Deutsche Bank Trust Company Americas, as Trustee.

4.2	Senior Notes Indenture, dated as of November 27, 2018, between, inter alios, CSC Holdings, LLC, as Issuer and Deutsche Bank Trust Company Americas, as Trustee.

4.3

Supplemental Indenture dated as of November 27, 2018, between, inter alios, CSC, as issuer, the guarantors (named therein) and Deutsche Bank Trust Company Americas, as trustee, to the 2015 Senior Guaranteed Notes Indenture.

4.4

Supplemental Indenture dated as of November 27, 2018, between, inter alios, CSC, as issuer, the guarantors (named therein) and Deutsche Bank Trust Company Americas, as trustee, to the 2016 Senior Guaranteed Notes Indenture.

4.5

Supplemental Indenture dated as of November 27, 2018, between, inter alios, CSC, as issuer, the guarantors (named therein) and Deutsche Bank Trust Company Americas, as trustee, to the 2018 Senior Guaranteed Notes Indenture.

4.6	Joinder Agreement dated as of November 27, 2018, between, inter alios, the additional guarantors (named therein) to the Facility Guaranty.

4.7	Joinder Agreement dated as of November 27, 2018, between, inter alios, the additional pledgors (named therein) to the Pledge Agreement.

99.1	Press Release of Altice USA, Inc., dated as of November 27, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTICE USA, INC.

	By:	/s/ David Connolly
David Connolly
Executive Vice President, General Counsel and Secretary

Date: November 28, 2018